                                                               Exhibit 24.1

                             POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Robert W. Shaw and Carolyn V. Aver, and each of them individually, his attorney-in-fact, for him in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute, may do or cause to be done or by virtue hereof.

  Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment No. 7 to the Registration Statement has been signed by the following persons on this 29th day of March, 1999.

              Signature                                Title
              ---------                                -----
          /s/ Mark D. Kvamme           Chairman of the Board and Director
 ____________________________________
            Mark D. Kvamme



          /s/ Robert W. Shaw           Chief Executive Officer and Director
 ____________________________________   (Principal Executive Officer)
            Robert W. Shaw


         /s/ Carolyn V. Aver           Executive Vice President and Chief
 ____________________________________   Financial Officer (Principal
            Carolyn V. Aver             Financial Officer)


           /s/ Tobin Corey             President, Chief Operating Officer and
 ____________________________________
              Tobin Corey               Director


           /s/ Robert Hoff             Director
 ____________________________________
              Robert Hoff


          /s/ Joseph Marengi           Director
 ____________________________________
            Joseph Marengi


          /s/ Gary Reischel
 ____________________________________
             Gary Rieschel             Director


           /s/ Klaus Schwab
 ____________________________________
             Klaus Schwab              Director